UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                January 23, 2004
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                            AMES NATIONAL CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            IOWA                           0-32637                42-1039071
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(State or Other Jurisdiction of    (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                                 entification No.)


                                405 FIFTH STREET
                                AMES, IOWA 50010
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (515) 232-6251

                                 NOT APPLICABLE
              -----------------------------------------------------
              (Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits

         The following exhibit is filed as part of this Report:

             Exhibit No.                             Description
             -----------                             -----------
                99.1                    News Release dated January 23, 2004


Item 9.  Regulation FD Disclosure

         On January 23, 2004, Ames National Corporation issued a News Release announcing financial results for the three and twelve month periods ended December 31, 2003. A copy of the News Release is attached hereto as Exhibit 99.1.

Item 12.  Results of Operations and Financial Condition

         On January 23, 2004, Ames National Corporation issued a News Release announcing financial results for the three and twelve month periods ended December 31, 2003. A copy of the News Release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AMES NATIONAL CORPORATION

Date:  January 23, 2004                     By:   /s/ Daniel L. Krieger
                                                  ------------------------------
                                                  Daniel L. Krieger, President
                                                  (Principal Executive Officer)

                                  EXHIBIT INDEX

Exhibit No.                                               Description
-----------                                  -----------------------------------
   99.1                                      News Release dated January 23, 2004